Prospectus Supplement

                                The Calvert Fund
                          Calvert Strategic Growth Fund
                     Supplement to July 31, 1995 Prospectus
                     Date of Supplement: September 30, 1995


Insert the following paragraph on page 9 of the Prospectus, below "Risk Factors":

Risks of Nondiversification

There may be risks associated with the Fund being nondiversified. Specifically, since a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory event than the shares of a diversified Fund would be.

Insert the following paragraph on page 31 of the Prospectus:

Redemptions From Other Mutual Funds. You may purchase shares of the Fund at net asset value, without sales charge, to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund. When making a purchase at net asset value under this provision, the Fund must receive a notice from you or your broker and one of the following with your direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases. Purchases with redemptions from money market funds are not eligible for this privilege. This provision is effective through December 31, 1995 only, but may be extended at the discretion of the Distributor.